Background of the Company	12 Months Ended
Dec. 31, 2020
Background of the Company [Abstract]
BACKGROUND OF THE COMPANY

1. BACKGROUND OF THE COMPANY

Telesat Canada (the “Company” or “Telesat”) is a Canadian corporation. Telesat is a global satellite operator, providing mission-critical communications solutions to support the requirements of sophisticated satellite users throughout the world. Headquartered in Ottawa, Canada, the Company’s state-of-the-art fleet consists of 15 geostationary satellites and the Canadian payload on ViaSat-1.

The Company has commenced the development of a constellation of low earth orbit (“LEO”) satellites and integrated terrestrial infrastructure, called “Telesat Lightspeed”. In January 2018, the first LEO satellite was successfully launched into orbit. This Phase 1 LEO satellite has demonstrated certain key features of the Telesat Lightspeed system design, specifically the capability of the satellite and customer terminals to deliver a low latency broadband experience.

As at December 31, 2020, Loral Space and Communications Inc. (“Loral”) and Canada’s Public Sector Pension Investment Board (“PSP Investments”) indirectly held economic interests in Telesat of approximately 63% and 36%, respectively, with the remaining economic interest held by various individuals. Loral indirectly held a voting interest of 33% on all matters including the election of directors. PSP Investments indirectly held a voting interest of 67% on all matters except for the election of directors, and a 29% voting interest for the election of directors. The remaining voting interest of 38% for the election of directors is held by shareholders of the Company’s Director Voting Preferred Shares.

Unless the context states or requires otherwise, references herein to the “financial statements” or similar terms refer to the audited consolidated financial statements of Telesat Canada.

On March 3, 2021, these financial statements were approved by the Audit Committee of the Board of Directors and authorized for issue.